UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 13, 2015


                                 T-REX OIL, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                       000-51425               98-0422451
-------------------------------   ---------------------- -----------------------
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                   Number)          Identification Number)


                 520 ZANG STEET, SUITE 250, BROOMFIELD, CO 80021
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (720)502-4483
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               Registrant's telephone number, including area code


            --------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
-----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On May 13, 2015, T-Rex Oil, Inc. ("The Company") made a press release announcing the signing of a Letter of Intent to purchase a net mineral acreage in the Williston Basin. The text of the press release is attached hereto as Exhibit 99.1.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.
----------------------

On May 13, 2015, the Company entered into a Letter of Intent to purchase 16,100 net mineral acres located in Daniels County, Montana for a combination of cash, debt, and equity totaling $7,000,000. The acreage would include 36 leases with approximately a 24 months life and a net revenue interest of 80% with the right to renew for 3 years.

The Letter of Intent provides for the parties to negotiate and enter into a Purchase and Sale Agreement and for the transaction to close on or about July 25, 2015.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

   EXHIBIT NO.                     DESCRIPTION
----------------       ------------------------------------
     10.1              Letter of Intent, dated May 13, 2015
     99.1              Press Release, dated  May 14, 2015



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     T-REX OIL, INC.


                                     By: /s/ Don Walford
                                        ------------------------------------
                                        Don Walford, Chief Executive Officer


                                     Date: May 14, 2015





























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